UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

Clear Skies Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143695	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 Sunrise Highway, Suite 227 Massapequa Park, New York	11762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 809-0498

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of January 8, 2008, our Board of Directors approved an amendment to our Certificate of Incorporation in order to change our name to “Clear Skies Solar, Inc.” from “Clear Skies Holdings, Inc.” (the “Name Change Amendment”). On January 22, 2008, stockholders representing the requisite number of votes necessary to approve the Name Change Amendment took action via written consent approving the Name Change Amendment. We filed a Certificate of Amendment with respect to the Name Change Amendment with the Secretary of State of the State of Delaware on January 25, 2008. The full text of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

On January 25, 2008, we issued a press release announcing that we had changed our name to “Clear Skies Solar, Inc.” from “Clear Skies Holdings, Inc.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation

3.2	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on December 26, 2007)

99.1	Press Release, dated January 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2008

Clear Skies Holdings, Inc.

By:	/s/ Ezra J. Green
Ezra J. Green Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation

3.2	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on December 26, 2007)

99.1	Press Release, dated January 25, 2008